UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2007


                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or other jurisdiction of incorporation)


       1-12815                                            N.A.
(Commission File Number)                       (IRS Employer Identification No.)


         Polarisavenue 31
         2132 JH Hoofddorp
         The Netherlands                                        N.A.
  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: 31-23-568-5660

                                      N.A.
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

     (a) On February 27, 2007, Chicago Bridge & Iron Company N.V. issued a press release announcing financial results for the quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits

        (d)     Exhibits

                99.1 - Press Release dated February 27, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHICAGO BRIDGE & IRON COMPANY N.V.
                                        By:   Chicago Bridge & Iron Company B.V.
                                        Its:  Managing Director


Date: February 27, 2007                 By:   /s/ Ronald A. Ballschmiede
                                              ----------------------------------
                                              Ronald A. Ballschmiede
                                              Managing Director
                                              (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit Number          Exhibit Description
--------------          -------------------
99.1                    Press release dated February 27, 2007